[EXECUTION VERSION]

AMENDMENT NO. 1
TO
INVESTOR RIGHTS AGREEMENT

This AMENDMENT NO. 1 (this "Amendment") to INVESTOR RIGHTS AGREEMENT, dated as of September 17, 2020 (the "IRA"), dated as of September 5, 2022, is made by and between ADT Inc., a Delaware corporation (the "Company"), and Google LLC, a Delaware limited liability company (the "Investor"). Capitalized terms used herein but not defined herein are as defined in the IRA.

WHEREAS, in connection with the transactions contemplated by that certain Securities Purchase Agreement by and between the Company and State Farm Fire & Casualty Company, an Illinois stock insurance company ("Star"), dated as of September 5, 2022 (the "Star Purchase Agreement"), the Company is issuing, selling and delivering to Star, and Star is purchasing and acquiring from the Company, 133,333,333 shares of common stock, par value $0.01 per share, of the Company ("Common Stock") at a price of $9.00 per share of Common Stock (the "Purchase Price", and such issuance, sale, delivery purchase and acquisition, the "Star Purchase");

WHEREAS, pursuant to the Star Purchase Agreement, the Company agreed to commence a cash tender offer (the "Tender Offer") to purchase up to 133,333,333 shares of Common Stock and shares of Class B common stock, par value $0.01 per share, of the Company (the "Class B Common Stock"), in the aggregate at a price per share equal to the Purchase Price;

WHEREAS, concurrently with the execution and delivery of the Star Purchase Agreement, and as a condition and material inducement to the willingness of Star and the Company to enter into the Star Purchase Agreement, Star and the Company entered into a Support Agreement with the Investor, pursuant to which the Investor has, among other matters, agreed to not tender any shares of Class B Common Stock or shares of Common Stock issued or issuable upon conversion of any shares of Class B Common Stock in the Tender Offer;

WHEREAS, pursuant to Section 7.2 of the IRA, the Company and the Investor desire to amend certain transfer restrictions and registration rights of the Investor under the IRA; and

WHEREAS, this Amendment shall become effective for all purposes as of the Closing Date (as defined in the Star Purchase Agreement) (the "Amendment Effective Date") .

NOW, THEREFORE, the Company and the Investor agree as follows:

1. Amendments to the IRA. Subject to the occurrence of the Amendment Effective Date, the IRA is hereby amended as follows:

(a) Section 1 of the IRA is hereby amended by restating the definition of the term "Prohibited Transferee" to read in its entirety as follows:

> "Prohibited Transferee" means (a) Vivint Smart Home, Inc., Monitronics International, Inc. (doing business as Brinks Home Security), Comcast Corporation, AT&T Inc., Verizon Communications Inc., Amazon.com, Inc., SimpliSafe, Inc., Sunrun, Inc., Sunnova Energy International Inc, Tesla Inc. and SunPower Inc. (as well as their respective Affiliates and

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any direct or indirect successors or assigns of such Persons or Affiliates) and (b) any Activist Shareholder.

(b) Section 1 of the IRA is hereby amended by adding the following new defined term in appropriate alphabetical order:

"Star Investor Rights Agreement" means the Investor Rights Agreement, by and between the Company and Star, to be entered into in connection with the Star Purchase Agreement.

(c) Section 4.2(a) of the IRA is hereby amended by replacing the period at the end of the second proviso thereof with the following:

"(it being understood that for purposes of this proviso, a Marketed Underwritten Offering will be deemed to include any Marketed Underwritten Offering as defined under the Registration Rights Agreement or the Star Investor Rights Agreement)."

3. Effectiveness. This Amendment shall become effective as of and from the Amendment Effective Date; provided, however, that if the Closing (as defined under the Star Purchase Agreement) shall not occur, this Amendment shall be null and void and the IRA shall remain unchanged and in full force and effect, unaffected by the terms hereof.

4. Effect of Amendment. Except as specifically modified and amended hereby, the IRA shall remain unchanged and in full force and effect and this Amendment shall not constitute a waiver, amendment or modification of any other provision of the IRA. References in the IRA to "this Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall refer to the IRA as amended hereby, and references to the date of the IRA, and references to the "date hereof", "the date of this Agreement" or words of similar meaning in the IRA, shall continue to refer to September 17, 2020.

5. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

6. Miscellaneous. The provisions of 7.1 (Governing Law; Jurisdiction; Waiver of Jury Trial), 7.2 (Amendment), 7.5 (Notices), 7.8 (Counterparts), 7.12 (Entire Agreement; No Third-Party Beneficiaries) and 7.16 (Binding Effect) of the IRA are incorporated herein by reference, mutatis mutandis and shall be binding upon the Company and the Investor.

[Signature Pages Follow]

2

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ADT INC.

By: James D. DeVries
Name: James D. DeVries
Title: President and Chief Executive Officer

GOOGLE LLC

By:______________________________
Name:
Title:

[*Signature Page to Amendment No. 1 to Investor Rights Agreement*]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ADT INC.

By:____
Name:
Title:

GOOGLE LLC

By: Tim Reusing
Name: Tim Reusing
Title: Director, Legal/Authorized Signatory

[*Signature Page to Amendment No. 1 to Investor Rights Agreement*]

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